                                  EXHIBIT 4.2

                                    [LOGO]

                         GULF ISLAND FABRICATION, INC.

                                 COMMON STOCK
                                    NUMBER
                                       C

                          INCORPORATED UNDER THE LAWS
                           OF THE STATE OF LOUISIANA

                                 COMMON STOCK
                                    SHARES

                               CUSIP 402307 10 2

                      SEE REVERSE FOR CERTAIN DEFINITIONS

This Certifies that

                                   SPECIMEN

is the record holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE PER SHARE, OF

                         GULF ISLAND FABRICATION, INC.

transferable on the books of the Corporation in person, or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                               [CORPORATE SEAL]

                                   SPECIMEN

                                   SECRETARY

                                   SPECIMEN

                     PRESIDENT AND CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
      AMERICAN STOCK TRANSFER & TRUST COMPANY
            (New York, N.Y.)

                    TRANSFER AGENT AND REGISTRAR

                             AUTHORIZED SIGNATURE

  The following abbreviations, when used in the inscription of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM -- as tenants in common                   UNIF GIFT MIN ACT -- ......... Custodian ..........
  TEN ENT -- as tenants by the entireties                                 (Cust)              (Minor)
  JT TEN  -- as joint tenants with right of                              under Uniform Gifts to Minors
             survivorship and not as tenants                             Act .........................,
             in common                                                              (State)

               Additional abbreviations may also be used though not in the above list.

  For value received,___________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________

___________________________________________________________________________________________________________
           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

___________________________________________________________________________________________________________

___________________________________________________________________________________________________________

___________________________________________________________________________________________________________
of the Shares of Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

__________________________________________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated ______________________________

                             _______________________________________________________________________________
                             NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN
                                     UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION
                                     OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:



__________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.